UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2006 (December 8, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2006, Chesapeake Energy Corporation (the “Company”) entered into an Underwriting Agreement with Deutsche Bank Securities Inc., as underwriter, to issue and sell to the underwriter 30,000,000 shares of its Common Stock, a copy of which is filed herewith as Exhibit 99.1. A copy of the press release announcing the pricing of the common stock was filed under item 8.01 of our Form 8-K dated December 11, 2006.

Section 8 – Other Events

Item 8.01 Other Events.

An opinion by Commercial Law Group, P.C. related to our registration statement on Form S-3 (Registration No. 333-130196) and the offering is also attached hereto as Exhibit 5.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Underwriting Agreement dated as of December 8, 2006 by and among Chesapeake Energy Corporation and Deutsche Bank Securities Inc.

5.1	Opinion Letter of Commercial Law Group, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	December 14, 2006

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Underwriting Agreement dated as of December 8, 2006 by and among Chesapeake Energy Corporation and Deutsche Bank Securities Inc.

5.1	Opinion Letter of Commercial Law Group, P.C.

4